EXHIBIT 3.1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIOMARIN PHARMACEUTICAL INC.

BioMarin Pharmaceutical Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A.The name of the Corporation is BioMarin Pharmaceutical Inc. The Corporation was originally incorporated under the same name and the original Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on October 25, 1996, and subsequently restated on May 6, 1997. An Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on March 22, 1999, and was subsequently corrected on April 21, 1999.

B.Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and amends the provisions of the Amended and Restated Certificate of Incorporation of this Corporation previously filed on March 22, 1999, as corrected.

C.The text of the Amended and Restated Certificate of Incorporation previously filed on March 22, 1999, as corrected, is hereby amended and restated in its entirety to read as follows:

ARTICLE I.

The name of the corporation (the “Corporation”) is BioMarin Pharmaceutical Inc.

ARTICLE II.

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation law of Delaware.

ARTICLE IV.

The Corporation is authorized to issue two classes of stock to be designated, respectively, as “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the Corporation is authorized to issue is Seventy Five Million (75,000,000) shares, par value $0.001 per share (the “Common Stock”). The number of shares of Preferred Stock which the Corporation is authorized to issue is one million (1,000,000) shares, par value $0.001 per share (the “Preferred Stock”).

Shares of Common Stock may be issued from time to time for such consideration as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). Shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

Except as otherwise required by law or herein, the holder of each share of Common Stock issued and outstanding shall have one vote with respect to such share and the holder of each share of Preferred Stock shall be entitled with respect to such share to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Company having general voting power and not separately as a class (except as required by the General Corporation Law of Delaware). Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.

ARTICLE V.

The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this right.

ARTICLE VI.

The Corporation is to have perpetual existence.

ARTICLE VII.

1.Limitation of Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director,

2.Indemnification. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

3.Amendments. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Amended and Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE VIII.

Elections of Directors need not be by written ballot unless the Bylaws of the Corporation shall at the time of any such election so provide.

ARTICLE IX.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE X.

Following the date of the final prospectus in connection with the initial public offering of the Corporation’s Common Stock pursuant to a firm commitment underwriting, no action shall be taken by the stockholders of the Corporation except at an annual meeting of the stockholders or special meeting of the stockholders called, in accordance with the Bylaws, by the Chairman of the Board of Directors or by a majority of the then-current directors, and no action shall be taken by the stockholders by written consent. The affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then issued and outstanding voting securities of the Corporation, voting together as a single class, shall be required to amend, repeal or modify the provisions of this Article X of this Amended and Restated Certificate of Incorporation or Sections 2.3 (Special Meeting), or 2.10 (Stockholder Action by Written Consent Without a Meeting) of the Corporation’s Bylaws.

ARTICLE XI.

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XII.

The name and mailing address of the incorporator are:

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, California 94304-1050

Attn: Francis S. Currie, Esq.

D.The Amended and Restated Certificate of Incorporation set forth herein has been duly approved by the Board of Directors of the Corporation pursuant to Section 242 of the Delaware General Corporation Law. This Amended and Restated Certificate of Incorporation has been duly approved by the required vote of stockholders in accordance with Sections 228 and 242 of the Delaware General Corporation Law. The number of shares of Common Stock voting in favor of the amendment and restatement equaled or exceeded the vote required. The percentage vote required was more than 50% of the outstanding Common Stock.

E.I declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in the foregoing Amended and Restated Certificate of Incorporation are true and correct of my own knowledge.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by John C. Klock, its President and Secretary, this 22nd day of July, 1999.

/s/ John C. Klock

John C. Klock, President and Secretary

CERTIFICATE OF DESIGNATION

OF

SERIES A NON-VOTING NON-CONVERTIBLE PREFERRED STOCK

OF

BIOMARIN PHARMACEUTICAL INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

The undersigned, Louis Drapeau, the Secretary of BioMarin Pharmaceutical Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify, in the name of and on behalf of the Corporation, and as its corporate act, that in accordance with the Corporation’s Bylaws, the Board of Directors of the Corporation has adopted the following preamble and resolution at a meeting of the Board of Directors held on August 13, 2002:

WHEREAS, the Amended and Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of the State of Delaware on March 22, 1999 provides for a class of shares of stock designated “Preferred Stock,” issuable from time to time in one or more series, and vests in the Board of Directors of the Corporation the authority to fix the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, and to fix the number of shares constituting any such series.

NOW, THEREFORE, BE IT RESOLVED that there shall be a series of Preferred Stock of the Corporation to be designated as follows and that the powers, preferences and relative, participating, optional or other rights of the shares of such series of Preferred Stock and the qualifications, limitations and restrictions thereof shall be as follows:

Section 1.Designation. There is hereby provided a series of Preferred Stock designated the Series A Non-Voting Non-Convertible Preferred Stock (the “Series A Preferred Stock”).

Section 2.Number. The number of shares constituting the Series A Preferred Stock is fixed at one hundred thirteen and six hundred seventy-six thousandth (113.676) shares.

Section 3.Definitions. For purposes of this Certificate of Designation the following definitions shall apply:

(a)“Board” shall mean the Board of Directors of the Corporation.

(b)“Common Stock” shall mean the Common Stock, $0.001 par value per share, of this Corporation.

(c)“Corporation” shall mean BioMarin Pharmaceutical Inc.

(d)“Original Issue Date” shall mean the date this Certificate of Designation is filed with the Secretary of State of the State of Delaware.

(e)“Original Issue Price” shall mean $425,000 per share of the Series A Preferred Stock.

(f)“Redemption Date” shall have the meaning set forth in Section 8(b).

(g)“Redemption Notice” shall have the meaning set forth in Section 8(b).

(h)“Series A Liquidation Preference” shall have the meaning set forth in Section 5(a).

Section 4.Dividends. The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared at the discretion of the Board, out of funds legally available for that purpose, noncumulative dividends payable at a per annum rate of five percent (5%) of the Original Issue Price on each share of Series A Preferred Stock outstanding (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares). Dividends on the Series A Preferred Stock shall not be cumulative, and no rights shall accrue to the holders of the Series A Preferred Stock in the event that the Corporation shall not declare dividends on the Series A Preferred Stock.

Section 5.Liquidation, Dissolution or Winding Up.

(a) In the event of a Liquidation Event (as defined in Section 5(c)) of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock, an amount per share equal to the Original Issue Price and, in addition, an amount equal to all declared but unpaid dividends on the Series A Preferred Stock (the “Series A Liquidation Preference”). If the assets and funds to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment to the holders of the Series A Preferred Stock of their full preferential amounts, then the assets and funds of the Corporation legally available for distribution shall be distributed ratably in proportion to the full preferential amounts each Series A Preferred Stock holder would be entitled to receive. After payment of the full amount of the liquidating distribution to which any holder of Series A Preferred Stock is entitled pursuant to this Section 5(a), the holder of such share or shares shall not be entitled to any further participation in any distribution of assets of the Corporation.

(b)After payment has been made to the holders of the Series A Preferred Stock, the remaining assets of the Corporation available for distribution to the stockholders shall be distributed among the holders of the Common Stock pro rata based on the number of shares of Common Stock held by each such holder.

(c)For purposes of Section 5(a), a Liquidation Event shall mean a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

(d)The dollar amounts specified in Section 5(a) shall be equitably adjusted in the event of any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock or the Series A Preferred Stock after the filing of this Certificate of Designation.

(e)Insofar as any distribution pursuant to Section 5(a) consists of property other than cash, the value thereof shall, for purposes of the provisions of Section 5(a), be the fair value at the time of such distribution, as determined in good faith by the Board, and provided that any securities shall be valued as follows:

(i)Securities not subject to investment letter or other similar restrictions on free marketability covered by (ii) below:

(1)If traded on a securities exchange or through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the date of distribution;

(2)If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the date of distribution; and

(3)If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i) (1), (2) or (3) to reflect the approximate fair market value thereof, as determined in good faith by the Board.

Section 6.Voting. Except as required by applicable law, the holders of the Series A Preferred Stock shall not be entitled as such to receive notice of or to attend any meeting of the stockholders of the Corporation or to vote at any such meeting.

Section 7.Conversion. The shares of Series A Preferred Stock shall not be convertible into shares of Common Stock or any other securities of the Corporation.

Section 8.Redemption.

(a)Redemption and Redemption Price. At any time after the Original Issue Date either (i) the Corporation may, at its option, redeem the Series A Preferred Stock, in whole or in part, at the Redemption Price hereinafter specified; or (ii) any holder of the shares of Series A Preferred Stock may, at its option, require the Corporation to redeem the Series A Preferred Stock, in whole or in part, owned by such holder at the Redemption Price; provided, however, that the Corporation shall not redeem or be required to redeem any shares of Series A Preferred Stock or give notice of any redemption unless the Corporation has sufficient and lawful funds to redeem the shares to be redeemed. The redemption price of the Series A Preferred Stock shall be an amount per share equal to the Original Issue Price plus all accrued and unpaid dividends thereon, up to and including the Redemption Date (the “Redemption Price”). The Redemption Price may be paid in cash, by delivery of a promissory note in the principal amount of the Redemption Price, by transfer of property having a fair market value equal to the Redemption Price (as determined in good faith by the Board of Directors of the Corporation), or any combination of the foregoing.

(b)Redemption Notice. The Corporation shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to each holder of record of Series A Preferred Stock to be redeemed. A holder of Series A Preferred Stock shall, not less than thirty (30) days nor more than sixty (60) days prior to the date of redemption, give written notice to the Corporation of the shares of Series A Preferred Stock required to be redeemed. For purposes of this Certificate of Designation, the date upon which the Corporation or a holder of Series A Preferred Stock, as the case may be, desires the redemption to take effect, shall be the “Redemption Date,” and the written notice given by the Corporation to each holder of Series A Preferred Stock or by a holder of Series A Preferred Stock to the Corporation, as the case may be, in connection with such redemption, shall be the “Redemption Notice.” The Redemption Notice shall state:

(i) The total number of shares being redeemed by the Corporation or required by a holder of Series A Preferred Stock to be redeemed, as applicable;

(ii)In the case of a Redemption Notice given by the Corporation, the number of shares of Series A Preferred Stock held by the holder which the Corporation intends to redeem;

(iii)The Redemption Date and Redemption Price; and

(iv)In the case of a Redemption Notice given by the Corporation, the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A Preferred Stock called for redemption by the Corporation. Promptly following receipt of a Redemption Notice given by a holder of Series A Preferred Stock, the Corporation shall notify such holder of the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A Preferred Stock required to be redeemed.

(c)Payment of Redemption Price and Surrender of Stock. On the Redemption Date, the Redemption Price of the Series A Preferred Stock called for redemption by the Corporation or required by the holder thereof to be redeemed, as the case may be, shall be payable to the holder(s) of the Series A Preferred Stock being so redeemed. On or before the Redemption Date, each holder of Series A Preferred Stock to be redeemed by the Corporation or required by the holder thereof to be redeemed, as the case may be, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice (given by the Corporation) or in the notice of the Corporation described in Section 8(b)(iv) above, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

(d)Termination of Rights. If the Redemption Notice is duly given, and if at least ten (10) days prior to the Redemption Date the Redemption Price is either paid or made available for payment through the arrangement specified in subsection (e) below, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

(e)Deposit of Funds. At least ten (10) days prior to the Redemption Date, the Corporation may, but shall not be obligated to, deposit with any bank or trust company in San Francisco, California, having a capital and surplus of at least $1 billion as a trust fund, a sum equal to the aggregate Redemption Price of all shares of the Series A Preferred Stock called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay, on or after the Redemption Date or prior thereto, the Redemption Price to the respective holders upon the surrender of their share certificates. The deposit, if made, shall constitute full payment of the shares to their holders, and from and after the date of such deposit (even if prior to the Redemption Date), the shares shall be deemed to be redeemed and no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto, except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Any monies so deposited and unclaimed at the end of one (1) year from the Redemption Date (or earlier at the election of the Corporation) shall be released or repaid to the Corporation, after which the holders of shares called for redemption by the Corporation or required by a holder thereof to be redeemed, as the case may be, shall be entitled to receive payment of the Redemption Price only from the Corporation.

Section 9.No Re-issuance of Preferred Stock. No shares of Series A Preferred Stock redeemed, purchased or acquired by the Corporation shall be reissued, and all such shares shall be canceled and eliminated from the shares the Corporation shall be authorized to issue.

Section 10. Amendment, Supplement and Waiver. Without the consent of any holder or holders of the Series A Preferred Stock, the Corporation may amend or supplement this Certificate of Designation to make any change that would grant any additional rights or benefits to the holders of the Series A Preferred Stock or that does not affect the legal rights under this Certificate of Designation of any such holder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be executed by the below named officer of the Corporation.

Dated: August 23, 2002

BIOMARIN PHARMACEUTICAL INC.,
a Delaware corporation

By:  /s/ Louis Drapeau

Name:  Louis Drapeau

Title:  Secretary

BioMarin Pharmaceutical Inc.

Certificate Of Designation, Preferences And Rights

of

Series B Junior Participating Preferred Stock

of

BioMarin Pharmaceutical Inc.

-----------------------

The undersigned officer of BioMarin Pharmaceutical Inc. (the “Corporation”), a corporation organized and existing under the Delaware General Corporation Law (the “DGCL”), does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors on September 11, 2002 adopted the following resolution creating a series of 750,000 shares of preferred stock designated as Series B Junior Participating Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors by Article IV of the Certificate of Incorporation of the Corporation, a series of preferred stock of the Corporation be, and it hereby is, created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

Section 1.Designation and Amount. The shares of such series shall be designated as Series B Junior Participating Preferred Stock, $.001 par value per share (the “Series B Preferred Stock”), and the number of shares constituting the Series B Preferred Stock shall be seven-hundred fifty thousand (750,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

Section 2.Dividends and Distributions.

(A)Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of Common Stock, par value $.001 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October of each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) an amount, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

(D)In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the DGCL, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series B Preferred Stock shall not be added to the Corporation’s total liabilities.

Section 3.Voting Rights.  The holders of shares of Series B Preferred Stock shall have the following voting rights:

(A)Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the holders of Common Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)Except as otherwise provided herein, in the Certificate of Incorporation, or in any other Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock and any other shares of stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.Certain Restrictions.

(A)Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)

declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)

declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)

redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred Stock; Or

(iv)

redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred

Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.Liquidation, Dissolution or Winding Up.

(A)Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount per share (the “Series B Liquidation Preference”) equal to $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B)In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.No Redemption. The shares of Series B Preferred Stock shall not be redeemable by the Company.

Section 9.Rank. The Series B Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to the Series A Non-Voting Non-Convertible Preferred Stock and all other series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series B Preferred Stock.

Section 10.Amendment. At any time any shares of Series B Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation, Preferences and Rights shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock, as set forth herein, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as a single class.

Section 11.Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

____________________________________

1.	The shares of Series B Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Certificate of Incorporation.
2.	This Certificate of Designation, Preferences and Rights has been approved by the Board of Directors in the manner and by the vote required by law.
3.

The undersigned officer acknowledges this Certificate of Designation, Preferences and Rights to be the corporate act of the Corporation and, as to all matters of fact required to be verified under oath, the undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation, Preferences and Rights on September 11, 2002.

By:  /s/ Fredric D. Price

Fredric D. Price

Chairman and Chief Executive Officer of BioMarin Pharmaceutical Inc.

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BIOMARIN PHARMACEUTICAL INC.

BioMarin Pharmaceutical Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.By unanimous written consent, the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for the consideration of such amendment at the Corporation’s annual meeting of stockholders.

2.Thereafter, pursuant to the resolution of the Corporation’s Board of Directors, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.

3.Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.Article of IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares, par value $0.001 per share (the “Common Stock”). The number of shares of Preferred Stock which the Corporation is authorized to issue is One Million (1,000,000) shares, par value $0.001 per share (the “Preferred Stock”).”

5.The capital of the Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, BioMarin Pharmaceutical Inc. has caused this Certificate of Amendment to be executed by its authorized officer, on this 12th day of June, 2003.

/s/ Louis Drapeau

Louis Drapeau, Secretary

BioMarin Pharmaceutical Inc.

Certificate of Amendment

of

Certificate Of Designation, Preferences And Rights

of

Series B Junior Participating Preferred Stock

of

BioMarin Pharmaceutical Inc.

________________

The undersigned officer of BioMarin Pharmaceutical Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

FIRST:On June 12, 2003, pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board of Directors”) by Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors adopted resolutions setting forth an amendment to the Corporation’s Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock (the “Series B Junior Certificate of Designation”) and declaring said amendment to be advisable.

SECOND:No shares of Series B Junior Participating Preferred Stock have been issued,

THIRD:The Series B Junior Certificate of Designation is hereby amended and restated as follows:

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

Section 1. Designation and Amount. The shares of such series shall he designated as Series B Junior Participating Preferred Stock, $.001 par value per share (the “Series B Preferred Stock”), and the number of shares constituting the Series B Preferred Stock shall be seven-hundred fifty thousand (750,000). Such number of shares may he increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.

Section 2.Dividends and Distributions.

(A)Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series B Preferred Stock with respect, to dividends, the holders Of shares of Series B Preferred Stock, in preference to the holders of Common Stock, par value $.001 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series B Preferred Stock, shall be entitled to receive, when, as and if authorized by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of January, April, July and October of each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first. Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) an amount, subject, to the provision for adjustment hereinafter set forth, equal to 200 times the aggregate per share amount of all cash dividends, and 200 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such ease the amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series B Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

(D)In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise, is permitted under the DGCL, amounts that would be needed, lithe Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series B Preferred Stock shall not he added to the Corporation’s total liabilities.

Section 3.Voting Rights. The holders of shares of Series B Preferred Stock shall have the following voting rights:

(A)Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred Stack shall entitle the holder thereof to 200 votes on all matters submitted to a vote of the holders of Common Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after,- such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)Except as otherwise provided herein, in the Certificate of Incorporation, or in any other Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock, the holders of shares of Series 11 Preferred Stock and the holders of shares of Cr’ minion Stock and any other shares of stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.Certain Restrictions.

(A)Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)

declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock;

(ii)

declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(ill)

redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred Stock; or

(iv)

redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred Stock, or any shares of stock ranking on a parity with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred

Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation, Preferences and Rights creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A)Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received an amount per share (the “Series B Liquidation Preference”) equal to $10,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 200 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series B Preferred Stock were entitled immediately prior to such event under the proviso in clause (I) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

(B)In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred Stock in respect thereof, then the assets available for such distribution shall he distributed ratably to the holders of the Series B Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6,

Section 7.Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 200 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series B Preferred Stock shall not be redeemable by the Company.

Section 9. Rank. The Series B Preferred Stock. shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to the Series A Non-Voting Non-Convertible Preferred Stock and all other series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series B Preferred Stock.

Section 10.Amendment. At any time any shares of Series B Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation, Preferences and Rights shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred Stock, as set forth herein, so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred Stock, voting separately as a single class.

Section 11.Fractional Shares. Series B Preferred Stock may be issued in fractions of a share that. shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

____________________________________

FOURTH:The shares of Series B Preferred Stock have been classified and designated by the Board of Directors under the authority contained in the Certificate of Incorporation.

FIFTH:This Certificate of Amendment of Certificate of Designation, Preference and Rights has been approved by the Board of Directors in the manner and by the vote required by law.

SIXTH:The undersigned officer acknowledges this Certificate of Amendment of Certificate of Designation, Preferences and Rights to be the corporate act of the Corporation mid, as to all matters of fact required to be verified under oath, the undersigned officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN -WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Certificate of Designation, Preferences and Rights on August 6, 2003.

By:  /s/ Fredric D. Price

Fredric D. Price

Chairman and Chief Executive Officer of BioMarin Pharmaceutical Inc.

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

OF

BIOMARIN PHARMACEUTICAL INC.

It is hereby certified that:

1.The name of the corporation (hereinafter called the “corporation”) is:

BIOMARIN PHARMACEUTICAL INC.

2.The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3.The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4.The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed onJuly 23, 2004

/s/ Eric Davis

Name: G. Eric Davis

Title: Assistant Secretary

134954563 v1

CORRECTED

CERTIFICATE OF AMENDMENT

TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

BIOMARIN PHARMACEUTICAL INC.

Pursuant to Section 103(f) of the General

Corporation Law of the State of Delaware

BioMarin Pharmaceutical Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST: On June 12, 2003 the Corporation filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware.

SECOND: The Certificate of Amendment was an inaccurate record of the Corporation’s intent in that it neglected to set forth the complete text of Article IV of the Amended and Restated Certificate of Incorporation. The text of the Certificate of Amendment is hereby corrected to read in its entirety as follows:

BioMarin Pharmaceutical Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.On June 11, 2003, the Board of Directors of the Corporation
duly adopted resolutions approving the following amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for the consideration of such amendment at the Corporation’s annual meeting of stockholders.

2.Thereafter, pursuant to the resolution of the Corporation’s
Board of Directors, the annual meeting of stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.

134954563 v1

3.Said amendment was duly adopted in accordance with the
provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.Article IV of the Certificate of Incorporation is hereby
amended and restated in its entirety to read as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the Corporation is authorized to issue is One Hundred Fifty Million (150,000,000) shares, par value $0.001 per share (the “Common Stock”). The number of shares of Preferred Stock which the Corporation is authorized to issue is One Million (1,000,000) shares, par value $0.001 per share (“Preferred Stock”).

Shares of Common Stock may be issued from time to time for such consideration as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors
(authority to do so being hereby expressly vested in the Board). Shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of
Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

Except as otherwise required by law or herein, the holder of each share of Common Stock issued and outstanding shall have one vote with respect to such share and the holder of each share of Preferred Stock shall be entitled with respect to such share to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the stockholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of

2

stock of the Corporation having general voting power and not separately as a class (except as required by the General Corporation Law of Delaware). Holders of Common Stock and Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.”

5.The capital of the Corporation shall not be reduced under or by reason of said amendment.

THIRD: This Corrected Certificate of Amendment has been prepared in accordance with the provisions of Section 103(f) of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Corrected Certificate of Amendment to be execute this 4th day of April, 2005.

BIOMARIN PHARAMACEUTICAL INC.

By: /s/ Louis Drapeau

Name: Louis Drapeau

Title: Secretary

3

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP

SUBSIDIARY INTO PARENT

Section 253

CERTIFICATE OF OWNERSHIP

MERGING

BioMarin Holdings (Del.) Inc.

INTO

BioMarin Pharmaceutical Inc.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

BioMarin Pharmaceutical Inc.,

a corporation incorporated on the 25th day of October, 1996,

pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of BioMarin Holdings (Del.) Inc., a corporation

incorporated on the  17th        day of  December,  2001                   A.D., pursuant to the

provisions of the laws of the State of Delaware,

and that this corporation, by a resolution of its Board of Directors duly adopted at a

meeting held on the   14th    day of  December, 2005  A.D., determined to

and did merge into itself said  BioMarin Holdings (Del.) Inc.,

which resolution is in the following words to wit:

WHEREAS the resolutions are set forth as Exhibit A.

WHEREAS this corporation lawfully owns 100% of the outstanding stock of

BioMarin Holdings (Del.) Inc.    ,  a corporation organized and

exiting under the laws of  Delaware                                              , and

WHEREAS this corporation desires to merge into itself the said  BioMarin Holdings (Del.) Inc.

, and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said BioMarin Holdings (Del.) Inc. and assumes all of its liabilities and obligations, and

FURTHER RESOLVED, that an authorized officer of this corporation be and he/she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said  BioMarin Holdings (Del.) Inc.
and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of  New Castle                             County; and

FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this
20th                                                       day of December                                       ,  2005            A.D.

By:/s/ G. Eric Davis

Authorized Officer

Name:  G. Eric Davis

Print or Type

Title:  Vice President, Corporate Counsel

EXHIBIT A

CERTIFIED COPY OF RESOLUTIONS

OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

I, G. Eric Davis, in my capacity as Vice President, Corporate Counsel and Secretary of
BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) do hereby certify that the following resolutions were duly adopted by the Board of Directors (the “Board”) of the Company at a regular meeting of the Board held on December 14, 2005 and are now in full force and effect:

APPROVAL OF MERGER OF BIOMARIN ENZYMES INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Enzymes Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Enzymes Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Enzymes Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Enzymes Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN ACQUISITION (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Acquisition (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin Acquisition (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Acquisition (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Acquisition (Del.) Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN HOLDINGS (EL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Holdings (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Holdings (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

2

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Holdings (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Holdings (Del.) Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

APPROVAL OF MERGER OF BIOMARIN PEDIATRICS INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns l00% of the outstanding stock of BioMarin Pediatrics Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Pediatrics Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Pediatrics Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Pediatrics Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

3

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

GENERAL

FURTHER RESOLVED, that each of the officers of the Company,
acting singly, be, and thereby is, authorized, empowered and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to execute and deliver all such documents and certificates, and to take such action, as the officer so executing, delivering or acting may consider necessary or desirable, to carry out the intent and accomplish the purposes of the foregoing resolution, the taking of such action and the execution and delivery of any such document or instrument to be conclusive evidence of the necessity or desirability thereof and of the approval thereof by the Board.

FURTHER RESOLVED, that any acts of the officers of the Company and of any person or persons designated and authorized to act by an officer of the
Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the
Company.

December 20, 2005

/s/ G. Eric Davis

BIOMARIN PHARMACEUTICAL INC.

Name:  G. Eric Davis

Title:  Vice President, Corporate Counsel and Secretary

4

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP

SUBSIDIARY INTO PARENT

Section 253

CERTIFICATE OF OWNERSHIP

MERGING

BioMarin Acquisition (Del.) Inc.

INTO

BioMarin Pharmaceutical Inc.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

BioMarin Pharmaceutical Inc.,

a corporation incorporated on the 25th day of October , 1996   ,

pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of BioMarin Holdings (Del.) Inc., a corporation

incorporated on the  4th        day of  February   ,  2002                   A.D., pursuant to the

provisions of the laws of the State of Delaware          ,

and that this corporation, by a resolution of its Board of Directors duly adopted at a

meeting held on the   14th    day of  December, 2005  A.D., determined to

and did merge into itself said  BioMarin Acquisition (Del.) Inc.,

which resolution is in the following words to wit:

WHEREAS the resolutions are set forth as Exhibit A.

WHEREAS this corporation lawfully owns 100% of the outstanding stock of

BioMarin Acquisition (Del.) Inc.    ,  a corporation organized and

exiting under the laws of  Delaware                                              , and

WHEREAS this corporation desires to merge into itself the said BioMarin Acquisition (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said BioMarin Acquisition (Del.) Inc.   and assumes all of its liabilities

and obligations, and

FURTHER RESOLVED, that an authorized officer of this corporation be and he/she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said  BioMarin Acquisition (Del.) Inc.
and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of  New Castle                             County; and

FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this
20th                                                       day of December                                       ,  2005            A.D.

By:/s/ G. Eric Davis

Authorized Officer

Name:  G. Eric Davis

Print or Type

Title:Vice President, Corporate Counsel

EXHIBIT A

CERTIFIED COPY OF RESOLUTIONS

OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

I, G. Eric Davis, in my capacity as Vice President, Corporate Counsel and Secretary of
BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) do hereby certify that the following resolutions were duly adopted by the Board of Directors (the “Board”) of the Company at a regular meeting of the Board held on December 14, 2005 and are now in full force and effect:

APPROVAL OF MERGER OF BIOMARIN ENZYMES INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Enzymes Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Enzymes Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Enzymes Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Enzymes Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN ACQUISITION (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Acquisition (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin Acquisition (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Acquisition (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Acquisition (Del.) Inc., and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN HOLDINGS (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Holdings (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Holdings (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

2

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Holdings (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Holdings (Del.) Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

APPROVAL OF MERGER OF BIOMARIN PEDIATRICS INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns l00% of the outstanding stock of BioMarin Pediatrics Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Pediatrics Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Pediatrics Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Pediatrics Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

3

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

GENERAL

FURTHER RESOLVED, that each of the officers of the Company,
acting singly, be, and thereby is, authorized, empowered and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to execute and deliver all such documents and certificates, and to take such action, as the officer so executing, delivering or acting may consider necessary or desirable, to carry out the intent and accomplish the purposes of the foregoing resolution, the taking of such action and the execution and delivery of any such document or instrument to be conclusive evidence of the necessity or desirability thereof and of the approval thereof by the Board.

FURTHER RESOLVED, that any acts of the officers of the Company and of any person or persons designated and authorized to act by an officer of the
Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the
Company.

December 20, 2005

/s/G. Eric Davis

BIOMARIN PHARMACEUTICAL INC.

Name:  G. Eric Davis

Title:  Vice President, Corporate Counsel and Secretary

4

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP

SUBSIDIARY INTO PARENT

Section 253

CERTIFICATE OF OWNERSHIP

MERGING

BioMarin Pediatrics Inc.

INTO

BioMarin Pharmaceutical Inc.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

BioMarin Pharmaceutical Inc.,

a corporation incorporated on the 25th day of October, 1996   ,

pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of BioMarin Pediatrics Inc., a corporation

incorporated on the  13th        day of  April,  2004                   A.D., pursuant to the

provisions of the laws of the State of Delaware          ,

and that this corporation, by a resolution of its Board of Directors duly adopted at a

meeting held on the   14th    day of  December, 2005  A.D., determined to

and did merge into itself said  BioMarin Pediatrics Inc.,

which resolution is in the following words to wit:

WHEREAS the resolutions are set forth as Exhibit A.

WHEREAS this corporation lawfully owns 100% of the outstanding stock of

BioMarin Acquisition (Del.) Inc.    ,  a corporation organized and

exiting under the laws of  Delaware                                              , and

WHEREAS this corporation desires to merge into itself the said BioMarin Pediatrics Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said BioMarin Pediatrics Inc.   and assumes all of its liabilities
and obligations, and

FURTHER RESOLVED, that an authorized officer of this corporation be and he/she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said  BioMarin Pediatrics Inc.
and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of  New Castle                             County; and

FURTHER RESOLVED, that the officers of this corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this
20th                                                       day of December                                       ,  2005            A.D.

By: /s/ G. Eric Davis

Authorized Officer

Name:  G. Eric Davis

Print or Type

Title:  Vice President, Corporate Counsel

EXHIBIT A

CERTIFIED COPY OF RESOLUTIONS

OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

I, G. Eric Davis, in my capacity as Vice President, Corporate Counsel and Secretary of
BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) do hereby certify that the following resolutions were duly adopted by the Board of Directors (the “Board”) of the Company at a regular meeting of the Board held on December 14, 2005 and are now in full force and effect:

APPROVAL OF MERGER OF BIOMARIN ENZYMES INC. INTO
BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Enzymes Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Enzymes Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Enzymes Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Enzymes Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN ACQUISITION (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Acquisition (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin Acquisition (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Acquisition (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Acquisition (Del.) Inc., and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN HOLDINGS (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Holdings (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Holdings (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

2

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Holdings (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Holdings (Del.) Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

APPROVAL OF MERGER OF BIOMARIN PEDIATRICS INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns l00% of the outstanding stock of BioMarin Pediatrics Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Pediatrics Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Pediatrics Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Pediatrics Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

3

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

GENERAL

FURTHER RESOLVED, that each of the officers of the Company,
acting singly, be, and thereby is, authorized, empowered and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to execute and deliver all such documents and certificates, and to take such action, as the officer so executing, delivering or acting may consider necessary or desirable, to carry out the intent and accomplish the purposes of the foregoing resolution, the taking of such action and the execution and delivery of any such document or instrument to be conclusive evidence of the necessity or desirability thereof and of the approval thereof by the Board.

FURTHER RESOLVED, that any acts of the officers of the Company and of any person or persons designated and authorized to act by an officer of the
Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the
Company.

December 20, 2005

/s/G. Eric Davis

BIOMARIN PHARMACEUTICAL INC.

Name:  G. Eric Davis

Title:  Vice President, Corporate Counsel and Secretary

4

STATE OF DELAWARE

CERTIFICATE OF OWNERSHIP

SUBSIDIARY INTO PARENT

Section 253

CERTIFICATE OF OWNERSHIP

MERGING

BioMarin Enzymes Inc.

INTO

BioMarin Pharmaceutical Inc.

(Pursuant to Section 253 of the General Corporation Law of Delaware)

BioMarin Pharmaceutical Inc.,

a corporation incorporated on the 25th day of October , 1996   ,

pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY that this corporation owns 100% of the capital stock of BioMarin Enzymes Inc., a corporation

incorporated on the  18th        day of  September,  2001                   A.D., pursuant to the

provisions of the laws of the State of Delaware,

and that this corporation, by a resolution of its Board of Directors duly adopted at a

meeting held on the   14th    day of  December, 2005  A.D., determined to

and did merge into itself said  BioMarin Enzymes Inc.,

which resolution is in the following words to wit:

WHEREAS the resolutions are set forth as Exhibit A.

WHEREAS this corporation lawfully owns 100% of the outstanding stock of

BioMarin Acquisition (Del.) Inc.    ,  a corporation organized and

exiting under the laws of  Delaware                                              , and

WHEREAS this corporation desires to merge into itself the said BioMarin Enzymes Inc.
, and to be possessed of all the estate, property, rights, privileges and franchises of said corporation,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself said BioMarin Enzymes Inc.  and assumes all of its liabilities and obligations, and

FURTHER RESOLVED, that an authorized officer of this corporation be and he/she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge said  BioMarin Enzymes Inc.
and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of  New Castle                             County; and

FURTHER RESOLVED, that the officers of this corporation be and they hereby arc authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this certificate to be signed by an authorized officer this
20th                                                       day of December                                       , 2005            A.D.

By:/s/G. Eric Davis

Authorized Officer

Name:  G. Eric Davis

Print or Type

Title:Vice President, Corporate Counsel

EXHIBIT A

CERTIFIED COPY OF RESOLUTIONS

OF THE BOARD OF DIRECTORS

OF

BIOMARIN PHARMACEUTICAL INC.

I, G. Eric Davis, in my capacity as Vice President, Corporate Counsel and Secretary of
BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) do hereby certify that the following resolutions were duly adopted by the Board of Directors (the “Board”) of the Company at a regular meeting of the Board held on December 14, 2005 and are now in full force and effect:

APPROVAL OF MERGER OF BIOMARIN ENZYMES INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Enzymes Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Enzymes Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Enzymes Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Enzymes Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN ACQUISITION (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Acquisition (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin Acquisition (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Acquisition (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Acquisition (Del.) Inc., and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

APPROVAL OF MERGER OF BIOMARIN HOLDINGS (DEL.) INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns 100% of the outstanding stock of BioMarin Holdings (Del.) Inc., a corporation organized and existing under the laws of Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Holdings (Del.) Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

2

NOW, THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Holdings (Del.) Inc. and assumes all of its liabilities and obligations; and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Holdings (Del.) Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger.

APPROVAL OF MERGER OF BIOMARIN PEDIATRICS INC. INTO

BIOMARIN PHARMACEUTICAL INC.

WHEREAS, the Company lawfully owns l00% of the outstanding stock of BioMarin Pediatrics Inc., a corporation organized and existing under the laws of
Delaware; and

WHEREAS, the Company desires to merge into itself the said BioMarin
Pediatrics Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation.

NOW THEREFORE, BE IT RESOLVED, that the Company merge
into itself said BioMarin Pediatrics Inc. and assumes all of its liabilities and obligations;
and

FURTHER RESOLVED, that an authorized officer of the Company be and he is hereby directed to make and execute a certificate of ownership setting forth a copy of this resolution to merge said BioMarin Pediatrics Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the
Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County; and

3

FURTHER RESOLVED, that the officers of the Company be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in any way necessary or proper to effect said merger:

GENERAL

FURTHER RESOLVED, that each of the officers of the Company,
acting singly, be, and thereby is, authorized, empowered and directed, in the name and on behalf of the Company, and under its corporate seal or otherwise, to execute and deliver all such documents and certificates, and to take such action, as the officer so executing, delivering or acting may consider necessary or desirable, to carry out the intent and accomplish the purposes of the foregoing resolution, the taking of such action and the execution and delivery of any such document or instrument to be conclusive evidence of the necessity or desirability thereof and of the approval thereof by the Board.

FURTHER RESOLVED, that any acts of the officers of the Company and of any person or persons designated and authorized to act by an officer of the
Company, which acts would have been authorized by the foregoing resolutions except that such acts were taken prior to the adoption of such resolutions, are hereby severally ratified, confirmed, approved and adopted as acts in the name and on behalf of the
Company.

December 20, 2005

/s/G. Eric Davis

BIOMARIN PHARMACEUTICAL INC.

Name:  G. Eric Davis

Title:  Vice President, Corporate Counsel and Secretary

4

CERTIFICATE OF AMENDMENT
TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BIOMARIN PHARMACEUTICAL INC.

BioMarin Pharmaceutical Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.On April 13, 2007, the Board of Directors of the Corporation duly adopted resolutions approving the following amendment to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and providing for the consideration of such amendment at the Corporation’s annual meeting of shareholders.

2.On June 7, 2007, the Corporation’s annual meeting of shareholders was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares required by statute were voted in favor of the amendment.

3.Said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

“The Corporation is hereby authorized to issue two classes of stock to be designated, respectively, “Common Stock” and Preferred Stock.” The number of shares of Common Stock which the Corporation is authorized to issue is Two Hundred Fifty Million (250,000,000) shares, par value $0.001 per share (the “Common Stock”). The number of shares of Preferred Stock which the Corporation is authorized to issue is One Million (1,000,000) shares, par value $0.001 per share (“Preferred Stock”).

Shares of Common Stock may be issued from time to time for such consideration as the Board of Directors may determine pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). Shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits of and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

Except as otherwise required by law or herein, the holder of each share of Common Stock issued and outstanding shall have one vote with respect to such share and the holder of each share of Preferred Stock shall be entitled with respect to such share to a number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class (except as required by the General Corporation Law of Delaware). Holders of Common Stock and Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes by the holders of Preferred Stock shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) be rounded to the nearest whole number.”

5.The capital of the Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, BioMarin Pharmaceutical Inc. has caused this Certificate of Amendment to be executed by its authorized officer, on this 11th day of October, 2007.

By:/s/G. Eric Davis

Name:G. Eric Davis

Title:Vice President, General Counsel and Secretary

CERTIFICATE OF ELIMINATION

OF

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

OF

BIOMARIN PHARMACEUTICAL INC.

Pursuant to Section 151(g) of the

General Corporation Law of the State of Delaware

BioMarin Pharmaceutical Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST:Pursuant to Section 151 of the DGCL and the authority granted in the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors of the Corporation previously designated 750,000 shares of preferred stock as Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), and established the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof as set forth in the Certificate of Designation, Preferences and Rights of Series B Preferred Stock of BioMarin Pharmaceutical Inc. (the “Series B Certificate of Designation”) with respect to such Series B Preferred Stock, which Series B Certificate of Designation was filed in the Office of the Secretary of State of the State of Delaware and is in full force and effect on the date hereof. None of the authorized shares of Series B Preferred Stock are outstanding and none will be issued.

SECOND:The Series B Certificate of Designation was filed with the Office of the Secretary of State of the State of Delaware in connection with the Amended and Restated Rights Agreement, dated as of February 27, 2009, between the Company and Mellon Investor Services LLC, as Rights Agent, as amended on May 30, 2012 (as amended, the “Rights Agreement”).

THIRD:Pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation and in accordance with the provisions of Section 151 of the DGCL, the Board of Directors of the Corporation, on May 29, 2012, duly adopted the following resolutions authorizing the elimination of said Series B Preferred Stock:

RESOLVED, that pursuant to the authority conferred on the Board of Directors by the provisions of Section 151 of the Delaware General Corporation Law (“DGCL”), the Board of Directors hereby eliminates the Series B Junior Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), none of which is currently outstanding and none of which will be issued subject to the certificate of designations therefor; and

RESOLVED FURTHER, that the appropriate officers of the Corporation, or any one or more of them, hereby are authorized, in the name and on behalf of the Corporation, pursuant to Section 151(g) of the DGCL, to execute and file a Certificate of Elimination of the Series B Preferred Stock with the Secretary of State of the State of Delaware, which shall have the effect when filed with the Secretary of State of the State of Delaware of eliminating from the Amended and Restated Certificate of Incorporation of the Corporation all matters set forth in the Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock with respect to such Series B Preferred Stock.

FOURTH:The Rights Agreement expired by its terms on May 30, 2012.

FIFTH:      This Certificate of Elimination shall be effective at 3:59 p.m. Eastern Time on May 30, 2012.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Elimination to be signed by its duly authorized officer, as of the 30th day of May, 2012.

BIOMARIN PHARMACEUTICAL INC.

By:       /s/ G. Eric Davis

Name:  G. Eric Davis

Title:    Senior Vice President, General Counsel